                                                       EXHIBIT 10.27
                            PHOTOELECTRON CORPORATION
                                  5 FORBES ROAD
                         LEXINGTON, MASSACHUSETTS 02421

                                 LOAN AGREEMENT

                          8% SHORT TERM LINE OF CREDIT

                         COMMON STOCK PURCHASE WARRANTS

                                                               November 15, 1999

PYC Corporation
c/o Aegeus Shipping Co., Ltd.
17-19 Akti Miaouli
Piraeus 18535
Greece

Dear Sirs:

     The undersigned, Photoelectron Corporation, a Massachusetts corporation (the "Company"), agrees with you as follows:

     (S)1.  Authorization of Note and Warrants.  The Company has authorized the
(i) agreement to its 8% 6-month line of credit in the aggregate principal amount of $2,250,000 evidenced by a note (the "Note") to be in the form of Exhibit A hereto, and (ii) its Common Stock Purchase Warrants (the "Warrants") to be substantially in the form of Exhibit B hereto, evidencing rights to purchase in the aggregate a maximum of 450,000 shares of the Company's Common Stock (the "Warrant Stock").

     (S)2. Issue of the Note and the Warrants. The Company will issue to you and, subject to the terms and conditions hereof and in reliance upon the written representations and warranties of the Company, you will make the loans as described in the Note. You shall be entitled to receive Warrants, to purchase one share of the Company's common stock for each $5.00 which you have advanced to the Company pursuant to the Note. Such Warrants shall be issued at the time of each advance under the Note. The exercise price of each share which may be purchased under each Warrant shall be (i) if the Company's common stock is then traded on a securities exchange or the Nasdaq National Market, equal to the average closing price of such stock on that exchange or the Nasdaq National Market for the 10 trading days immediately preceding the date of such advance, or (ii) if the Company's common stock is then traded in an over-the-counter market, equal to the average closing bid price for such stock on such market for the same period.

     (S)3. Closing. The closing hereunder shall take place at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, at such time and on such date (no later than November 19, 1999) and at such time as the Company shall designate by notice to you.

     (S)4. Representations and Warranties. The Company represents and warrants as follows:

          (S)4.1 Organization, Good Standing and Authority. The Company is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and authority to conduct its business as it is now conducted or proposed to be conducted, to enter into this Agreement, to issue the Note and the Warrants as contemplated herein and to carry out the provisions of this Agreement, the Note and the Warrants. The Company is not qualified as a foreign corporation in any jurisdiction and the conduct of its business and the nature of its activities require no such qualification. The Company is in good tax standing under the laws of the Commonwealth of Massachusetts.

          (S)4.2. Capitalization. As of October 2, 1999, the authorized capital stock of the Company consisted of 15,000,000 shares of Common Stock, $0.01 par value (the "Common Stock"), of which 7,754,254 shares were duly issued and outstanding, and 7,500,000 shares of Preferred Stock, $0.01 par value, of which no shares were duly issued and outstanding. With the exception of
     (i) warrants to purchase 910,000 shares of Common Stock previously issued to you, (ii) warrants to purchase 50,000 shares of Common Stock to be issued to Needham & Company, Inc. pursuant to a letter agreement dated June 8, 1999, (iii) a contractual obligation to issue an undetermined number of warrants to purchase shares of Common Stock (based on achieving certain sales objectives) to Carl Zeiss Oberkochen pursuant to the Development and Distribution Agreement dated as of August 21, 1999 between the Company and Carl Zeiss Oberkochen, (iv) a contractual obligation to issue up to 25,000 shares of Common Stock (based on achieving certain technical objectives) to Pyramid Technical Consultants, Inc pursuant to the Product Development Agreement dated as of September 1, 1999 between the Company and Pyramid Technical Consultants, Inc., (v) an 8% Convertible Subordinated Demand Note dated as of May 13, 1992 previously issued to Mr. Peter

     M. Nomikos that is convertible into 235,000 shares of Common Stock (together with accrued interest of $42,670 that is convertible into shares of Common Stock at various conversion rates), and (vi) options to purchase 888,442 shares of Common Stock granted to officers, directors, employees and consultants to the Company, as of October 2, 1999, there were not outstanding any warrants, options, convertible securities or other rights binding upon the Company or, to the knowledge of the officers of the Company, upon the shareholders of the Company, to subscribe for or to purchase any of the capital stock of the Company.

          (S)4.3 Subsidiaries; Other Investments. Except for Photoelectron (Europe) Ltd., a wholly owned subsidiary of the Company organized under the laws of England, the Company has no subsidiaries or other material investments in capital stock of other corporations.

          (S)4.4. Financial Statements; Changes. There have been delivered to you (i) unaudited balance sheets as at October 2, 1999, and statements of income and of changes in financial position for the periods then ended of the Company, and (ii) a balance sheet as at January 2, 1999, and statement of income for the 12-month period then ended of the Company. Such financial statements fairly represent the financial condition of the Company at the dates thereof and have been prepared in accordance with generally accepted accounting principles consistently followed. There are no contingent liabilities or guarantees of the indebtedness of others by the Company involving material amounts known to the Company and not disclosed in said financial statements and the footnotes thereto. Since October 2, 1999, there has been no change in the assets, liabilities, financial condition or business of the Company, other than changes in the ordinary course of business, the effect of which has not been in any case or in the aggregate materially adverse, and other than such changes as are described in a writing delivered to you referenced to this Section. The Company has not authorized, agreed to pay or paid any dividends.

          (S)4.5 Litigation. There is no action, suit or proceeding pending against the Company before any court or administrative agency, nor is there any known basis for any such litigation.

          (S)4.6. No Materially Adverse Contracts, etc. The Company is not obligated under any contract or agreement or under any law, regulation or decree, which materially and adversely affects its business, properties, prospects, assets or condition, financial or otherwise. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof, will conflict with, or result in a breach of the terms, conditions or provisions of or By-laws of the Company or of any agreement or instrument under which the Company is obligated.

          (S)4.7. Compliance with Instruments, etc. The Company is not in violation of its Articles of Organization or By-laws or, to the knowledge of its officers, of any applicable law, or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any governmental agency, which default or violation might have consequences which would materially and adversely affect the business, property, financial position or results of operations of the Company.

          (S)4.8. Taxes. The Company has filed all Federal and state tax returns required to be filed, and all taxes, assessments and other governmental charges now known by the officers of the Company to be due upon the Company or any of its income, property or assets have been duly paid and no extensions for the time of payment have been requested. The Company has paid or set up on its books accruals or reserves adequate for the payment of all Federal and state income tax liabilities.

          (S)4.9. Properties. The Company has good and marketable title to all properties and assets reflected in the financial statements referred to in
     (S)4.4 hereon, or acquired since October 2, 1999, such properties and assets include all of the fixed assets used in or necessary to the operation of the business of the Company as such business is presently being conducted; and none of the property or assets of the Company is subject to any liens or encumbrances, other than liens of materialmen, mechanics, contractors or subcontractors which do not materially or adversely affect the business, property, financial position or results of operations of the Company.

          (S)4.10. Patents, Franchises, etc. The Company owns or possesses the rights to use all the patents, trademarks, service marks, tradenames, copyrights, licenses and franchises currently used by it in the conduct of its business. Neither the Company nor any of its officers has received notice, oral or written, that any product of the Company infringes any patent or patent application of any other person and, to the best of the Company's knowledge, no such infringement exists.

          (S)4.11. Employment Relations. The Company is in material compliance with all federal and state laws, regulations and orders governing its relations with its employees and to the knowledge of the officers of the Company no dispute exists between the Company and any of its employees regarding employee organization or wages, hours or conditions of employment.

          (S)4.12. Disclosure. Neither the financial statements referred to in
     (S)4.4 nor any certificate, written statement or document furnished to you by or on behalf of the Company in connection with the transactions contemplated hereby nor this agreement (other than forecasts of future events) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein or herein not misleading.

All representations and warranties contained herein or made by or on behalf of the Company in writing in connection with the transactions contemplated herein shall survive the execution and delivery of this Agreement, the sale of purchase of the Note and the Warrants and payment therefor and shall remain in effect so long as the Note or the Warrants remain outstanding. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated herein shall constitute representations and warranties by the Company hereunder.

     (S)5. Securities Act. You represent to and agree with the Company (i) that you are making the loans described by the Note and receiving the Warrants for your own account without a view to any distribution thereof in violation of the Securities Act of 1933, as amended, and that any shares of Warrant Stock which you may acquire by reason of exercise of the Warrants will not be acquired by you with a view to the distribution thereof in violation of the Securities Act of 1933, as amended, (ii) that you have been fully informed that the Note and Warrants being sold to you and the Warrant Stock have not been registered pursuant to the provisions of Section 5 of the Securities Act of 1933, as amended, and must be held indefinitely unless they are subsequently registered under the provisions of said Act or an exemption from such registration is available.

     You acknowledge that you have received all information that you requested from the Company to make your decision to invest therein; that you have the ability to bear the economic risk of such an investment, including the loss of such investment, and that you have sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of such an investment.

     The representations and agreements contained in this (S)5 shall survive the sale and purchase of the Note and the Warrants and payment therefor as provided in this Agreement, and it is understood that the Company is relying on your representations and agreements contained in this (S)5 in entering into this Agreement and in issuing the Note and the Warrants.

     (S)6. Conditions of Purchaser's Obligations. Your obligation to purchase and pay for the Note and the Warrants to be sold and delivered to you is subject to the accuracy of all representations and warranties by the Company contained herein or otherwise made by the Company in writing in connection with the transactions contemplated hereby and to the satisfaction of the following conditions:

          (S)6.1 Legal Opinion. At the closing hereunder, you shall have received from Messrs. Goulston & Storrs, Counsel for the Company, a favorable opinion addressed to you, dated the date of the closing and satisfactory in form and substance to you an your counsel as to (a) the due organization and valid existence of the Company; (b) due authorization (including any consent of stockholders required by law or by the Articles of Organization or By-laws of the Company), execution and delivery by the Company and the validity and binding effect and enforceability as obligations of the Company, of this Agreement, the Note and the Warrants, including the due authorization and reservation for issuance of the shares of Common Stock of the Company initially issuable upon exercise of the Warrants and the validity, full payment and non-assessibility, when issued pursuant to the terms of the Warrants, of shares of Common Stock of the Company to be issued upon exercise of the Warrants; and (c) the Company having authorized capital stock as set forth in (S)4.2 hereof.

          (S)6.2. Representations and Warranties. The representations and warranties contained in (S)4 hereof shall be true on and as of the date of the closing hereunder (except to the extent that the facts upon which such representations are based may have been changed by transactions contemplated by this Agreement) with the same effect as though such representations and warranties had been made on and as of such date and the Company shall have delivered to you its certificate dated the date of the closing and signed on its behalf by its President and its Treasurer to the foregoing effects.

          (S)6.3 Proceedings. All corporate and other proceedings to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to your and your special counsel, and you and such counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may request.

          (S)6.4. No Legal Impediment. No change shall have occurred in any law or in the regulations thereunder or interpretations thereof which, in the opinion of your counsel, would make it illegal for you to purchase any of the Note or the Warrants.

     (S)7. Furnishing of Financial Data and Certificates. So long as you shall hold the Note, the Company shall deliver to you:

          (S)7.1. As soon as practicable, and in any event within 20 days after the close of each month beginning with the month of November, 1999 a copy of the internal financial statement for that preceding month in reasonable detail, certified subject to year-end adjustments by the principal accounting officer of the Company. Such monthly financial statements shall be accompanied by a statement of events anticipated to occur during the month commencing next following the date of delivery which are deemed significant by the Company; and

          (S)7.2 Promptly as they become available, copies of all financial statements and reports as you shall reasonably request.

     (S)8. Inspection, etc. So long as you shall hold the Note, the Company will permit any person designated by you in writing and reasonably acceptable to the Company, at no expense to the Company, to visit and inspect any of the properties of the Company, including books of account, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as may reasonably be requested. All information so obtained by you pursuant to this (S)8 or delivered to you pursuant to (S)7 will be kept confidential by you.

     (S)9. Negative Pledge. So long as you shall hold the Note, the Company will not mortgage, sell, exchange or otherwise dispose of, or permit any lien or encumbrance to be imposed or remain on any of its patents, trademarks, service marks copyrights, licenses or other proprietary rights used or useful in the Company's business.

     (S)10. Agreement as to Agents or Brokers. The Company hereby agrees to indemnify and hold you harmless against and in respect of any claim, arising as a result of any act of the Company, for brokerage or other commissions relating to this agreement or the transactions contemplated hereby. You agree to indemnify and hold the Company and each of the other parties to this Agreement harmless against and in respect of any claim, arising as a result of any act of yours, for brokerage or other commissions relating to this Agreement or the transactions contemplated hereby.

     (S)11. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay (a) the costs of (i) preparing this Agreement and the other instruments mentioned herein, and (ii) the issue of the Note and Warrants; and (b) the reasonable fees, expenses and disbursements of your counsel, Messrs. Bingham Dana LLP in connection with the transactions contemplated hereby, including amendments, waivers and consents in connection therewith.

     (S)12. Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

     (S)13. Use of Proceeds. The Company will use the proceeds received from the sale of the Note hereunder for working capital.

     (S)14. Notices, etc. All notices, requests, consents and other communications hereunder shall be in writing and shall be sent by confirmed facsimile transmission or forwarded by receipted courier.

     (a) if to the Company, at the address set forth on the first page hereof, or at such other address as may have been furnished to you in writing by the Company, marked "Attention: President",

     (b) if to you, at the address set forth on the first page hereof, or at such other address as may have been furnished to you in writing by the Company, marked "Attention: President".

Any notice or other communication so addressed and so mailed shall be deemed to have been given when mailed.

     (S)15. Law Governing. This Agreement is being executed and delivered in the Commonwealth of Massachusetts and shall be construed in accordance with and governed by the laws thereof.

     (S)16. Changes, Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No such change, waiver, discharge or termination by you shall be effective unless executed by you.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed copy of this letter and return such copy to the undersigned, whereupon this letter as so accepted shall become a binding agreement between you and the undersigned.

                                         Very truly yours,

                                         PHOTOELECTRON CORPORATION


                                         By   /s/ Euan S. Thomson
                                           --------------------------------
                                                     President

The foregoing Loan Agreement
is hereby accepted as of the date
thereof.

PYC CORPORATION


By   /s/ Peter M. Nomikos
   ------------------------

                                                                      EXHIBIT A
                                      -10-



                            Photoelectron Corporation

                                 Promissory Note

$2,250,000                                              November 15, 1999
                                                        Lexington, Massachusetts

     For value received, the undersigned hereby promises to pay to PYC Corporation, a Liberian corporation ("PYC"), or order, the principal amount of Two Million Two Hundred and Fifty Thousand and no/100 Dollars $2,250,000) (or such lesser amount as shall have been advanced and remain outstanding and unpaid) on six months from the date hereof as described in the Agreement referred to below, in immediately available funds, and to pay interest on the unpaid principal amount hereof in like funds, for the period commencing on the date hereof until paid in full, at the rate of 8% per annum.

     Terms not otherwise defined herein shall be used as defined in such Agreement.

     Overdue payments of principal (whether at stated maturity, by acceleration or otherwise), and, to the extent permitted by law, overdue interest, shall bear interest, payable on demand in immediately available funds, at a rate per annum equal to 4% above the rate provided in such Agreement.

     The undersigned may request advances under this Note once every 30 days during the period from the date of this Note until the maturity hereof, whether stated maturity or accelerated maturity pursuant to the terms hereof. Each such request shall be in writing, addressed to PYC at the address thereof in the Agreement and may be in any amount, not exceeding $400,000 or such lesser amount which, together with all amounts advanced previously under this Note and remaining outstanding, does not exceed $2,250,000 in the aggregate, as the undersigned may specify.

     This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a Loan Agreement dated November 15, 1999 by and between the undersigned and PYC (herein, as the same may from time to time be amended or extended, referred to as the "Agreement"), but neither this reference to the Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the undersigned maker of this Note to pay principal of and interest on this Note as herein provided.

     In case any default in the terms hereof or of the Agreement shall occur, or if the undersigned shall file for bankruptcy protection or become insolvent, the aggregate unpaid principal of, plus accrued interest on, this Note shall become or may be declared to be due and payable and no further advances pursuant to this Note shall be required.

     The undersigned may, at its option, prepay all or any part of the principal of this Note before maturity and is obligated to prepay this Note upon receipt by the undersigned of the proceeds of any future financings of the undersigned, the net proceeds of which to the undersigned in the aggregate equal or exceed $5,000,000.

     Upon the maturity or entire prepayment of this Note, PYC shall have the option, exercisable by written notice to the undersigned within 30 days subsequent to such maturity or prepayment, to convert this Note into Common Stock of the undersigned at a conversion price per share equal to the market price per share of Common Stock as of the date of such conversion, determined using the method set forth in the last sentence of (S)2 of the Agreement for determining the exercise price per Warrant (as defined in the Agreement).

     The undersigned hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).


                              PHOTOELECTRON CORPORATION


                              By:
                                 ------------------------------

                              Title:
                                    ---------------------------

                                                        Exhibit B

NEITHER THIS WARRANT NOR ANY SECURITIES PURCHASABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY SECURITIES PURCHASABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND LAWS.


                            PHOTOELECTRON CORPORATION
                                  5 FORBES ROAD
                         LEXINGTON, MASSACHUSETTS 02421



                             STOCK PURCHASE WARRANT


Date of Issuance:                          Right to Purchase
                 ---------------------                      --------------------
                                                   Shares of Common Stock
                                                         (subject to adjustment)
Warrant #
         ---

          For value received, Photoelectron Corporation, a Massachusetts corporation (the "Company"), hereby grants to CYP Corporation, or its registered assigns (the "Registered Holder"), the right to purchase from the Company ______ shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 hereof) at a price of $____ per share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"). The amount and kind of securities purchasable pursuant to the rights granted under this Warrant and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This Warrant is subject to the following provisions:

     1. Definitions. As used in this Warrant, the following terms have the meanings set forth below:

         "Common Stock" means the Company's Common Stock, $.01 par value per share.

         "Date of Issuance" shall have the meaning specified in Section 10 of this Warrant.

         "Person" means an individual, a partnership, a corporation, a limited liability company, a trust, a joint venture, an unincorporated organization or any other entity or a government or any department or agency of a government.

         "Warrant" or "Warrants" means this Warrant and all stock purchase warrants issued in exchange therefor pursuant to the terms thereof.

         "Warrant Stock" means shares of the Company's authorized but unissued Common Stock; provided that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Stock" will mean one share of the security issuable upon exercise of the Warrant if such security is issuable in shares, or will mean the smallest unit in which such security is issuable if such security is not issuable in shares.

     2.  Exercise of Warrant.

         2.1 Exercise Period. The Registered Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Warrant Stock), at any time and from time to time prior to the fifth anniversary of the Date of Issuance of the Warrant (the "Exercise Period").

     2.2  Exercise Procedure.

          (a) This Warrant may be exercised by the Registered Holder in whole or in part (but not as to fractional shares of Warrant Stock) by the surrender of this Warrant and delivery of an executed Notice of Exercise in the form appended hereto duly executed by the Registered Holder to the Company at its principal office at any time or times during the Exercise Period accompanied by payment for the Warrant Stock as to which this Warrant is being exercised by wire transfer to an account designated by the Company or by certified or bank check. In the event of a partial exercise of this Warrant, this Warrant will be canceled and the Company will deliver a new Warrant of like tenor representing the balance of the shares of Warrant Stock purchasable hereunder. This Warrant will be deemed to have been exercised as such time (the "Exercise Date") as the Company has received the Notice of Exercise accompanied by this Warrant and a wire transfer to an account designated by the Company or a certified or bank check in the amount of the Exercise Price multiplied by the number of shares of Warrant Stock for which the Warrant is being exercised. Alternatively, the Registered Holder may elect to exercise the rights represented by this Warrant in whole or in part (but not as to fractional shares of Warrant Stock) by the surrender of this Warrant and delivery of an executed Notice of Exercise specifying that the Warrant shall be exercised, and the exercise price therefor paid, by the Company's issuing to the Registered Holder a number of shares of Warrant Stock computed using the following formula:

     X = Y (A-B)
         -------
            A

Where:  X =    the number of shares of Warrant Stock to be issued to the
            Registered Holder.
        Y = the number of shares of Warrant Stock issuable upon exercise of this Warrant on the date of delivery of the Notice of Exercise. A = the current fair market value of one share of Warrant Stock.
        B = Exercise Price.

     As used herein, current fair market value of the Warrant Stock shall mean the numerical average of the fair market value per share of Warrant Stock over the 10 trading days immediately preceding the day on which the Notice of Exercise is received by the Company. If the Warrant Stock is then traded on a securities exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, "fair market value per share" on any given day shall be the closing price of a share of Warrant Stock on that exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for that day, or if the Warrant Stock is then traded in an over-the-counter market, "fair market value per share" on any given day shall be the closing bid price for a share of Warrant Stock on such market for that day. If at any time the Warrant Stock is not listed on any securities exchange or quoted in the Nasdaq National Market or the Nasdaq SmallCap Market or the over-the-counter market, the "current fair market value" of Warrant Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Warrant Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company. Notwithstanding the foregoing, if the Company shall engage in an "Acquisition" transaction, as defined below, the current fair market value of the Common Stock shall be determined with reference to the value ascribed to the Company by the terms of the Acquisition transaction.

          (b) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within ten days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. The Company will, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Notice of Exercise.

          (c) The Warrant Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have been the record holder of such Warrant Stock on the Exercise Date.

          (d) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer, in whole or in part, of this Warrant (including the issuance of new Warrants in connection therewith) or the delivery of stock certificates in a name other than that of the Registered Holder of this Warrant presented for exercise, and any such tax shall be paid by such Registered Holder at the time of presentation.

2.3 Notice of Exercise. The Notice of Exercise will be substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Registered Holder of this Warrant, the Notice of Exercise will also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

     3.  Exercise Price and Adjustments for Certain Events.

          3.1 General. The initial Exercise Price will be $___ , subject to adjustment as set forth below.

          3.2 Stock Splits, etc. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, whether by way of a stock dividend or otherwise, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased; and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately reduced.

          3.3 Adjustments for Capital Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Company is effected (other than an Acquisition, as defined below), then, as a condition of such capital reorganization or reclassification, lawful and adequate provision shall be made whereby the Registered Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, in lieu of shares of Warrant Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, those shares of stock, securities or assets which would have been issued or payable with respect to or in exchange for the Warrant Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to the record date (or the effective date, as the case may be) for such capital reorganization or reclassification.

          3.4 Acquisition Transaction. If the Company is to be consolidated with or acquired by another Person in a merger or otherwise, or in the event of a sale of all or substantially all of the Company's assets (an "Acquisition"), the Company may take such action with respect to this Warrant as the Company's Board of Directors may deem to be equitable and in the best interests of the Company, its stockholders and the Registered Holder under the circumstances, including, without limitation, (i) making appropriate provision for the continuation of the Warrant by substituting on an equitable basis for the shares then subject to the Warrant either the consideration payable with respect to the outstanding shares of Warrant Stock in connection with the Acquisition or securities of any successor or acquiring entity or (ii) giving the Registered Holder reasonable advance notice of the pendency of the Acquisition and canceling the Warrant effective upon the Acquisition if it is not exercised prior to the Acquisition.

     4. Notice of Adjustments. Immediately upon any adjustment of the Exercise Price or increase or decrease in the number of shares of Common Stock purchasable upon exercise of this Warrant, the Company will send written notice thereof to all Registered Holders, stating the adjusted Exercise Price and the increased or decreased number of shares purchasable upon exercise of this Warrant and setting forth in reasonable detail the method of calculation for such adjustment and increase or decrease.

     5. Reservation Of Common Stock. The Company will at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable.

     6. No Voting Rights. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     7.  Transfer of Warrant.

          (a) Subject to the transfer conditions referred to in paragraph (b), below, this Warrant and all rights hereunder may not be assigned or transferred, in whole or in part, without the prior written consent of the Company. Any assignment or transfer shall require the surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

          (b) Each Registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Stock under the Securities Act (or any similar statute then in effect), or (ii) an opinion of counsel for the Company to the effect that such registration is not, under the circumstances, required.

     8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

     9. Representations, Warranties and Covenants of the Registered Holder. (a) The Registered Holder represents, warrants, acknowledges and agrees as follows:
(i) the Registered Holder is an "accredited investor" within the meaning of that term in Rule 501 under the Securities Act; (ii) the Registered Holder is acquiring this Warrant and, has a present intention of acquiring the Warrant Stock issuable upon exercise of this Warrant, for its own account for investment and not with a view to any distribution thereof, and will not transfer this Warrant or any shares of the Warrant Stock in violation of the provisions of any applicable securities law; (iii) the Registered Holder has been granted access to information and materials concerning the Company, this Warrant and the Warrant Stock sufficient to permit it to evaluate the merits and risks of an investment in this Warrant and the Warrant Stock and has had the opportunity to its satisfaction to question and to receive answers from officers and other representatives of the Company concerning the Company, this Warrant and the Warrant Stock; (iv) the Registered Holder has taken full cognizance of and understands all of the risks associated with an investment in this Warrant and the Warrant Stock, including those described in documents filed by the Company with the Securities and Exchange Commission the ("SEC"); (v) the Registered Holder has not relied upon any representations or warranties made by the Company or any of its officers or other representatives or agents except as set forth in publicly available documents filed by the Company with the SEC; (vi) this Warrant and the Warrant Stock issuable upon exercise of this Warrant have not been registered under the Securities Act, or registered or qualified under any state securities law, and they must be held indefinitely unless they are subsequently registered under the Securities Act and registered or qualified under any applicable state securities law or an exemption from such registration or qualification is available; and (vii) neither the SEC nor any state securities commission has approved or disapproved of this Warrant or the Warrant Stock purchasable upon exercise of this Warrant and the Registered Holder understands that any representation to the contrary is a criminal offense.

          (b) The Registered Holder further represents and warrants to, and covenants with, the Company that the Registered Holder has full right, power, authority and capacity to enter into this Warrant and to consummate the transactions contemplated hereby

     10. Miscellaneous.

          10.1 Amendment and Waiver. The provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing at least 50% of the shares of Warrant Stock obtainable upon the exercise of the Warrants outstanding at the time of such consent.

          10.2 Notices. All notices and other communications under this Warrant shall be (a) in writing (which shall include communications by fax), (b) (i) delivered by hand, (ii) delivered by a nationally recognized air courier, or
(iii) sent by fax. Notices and other communications hereunder shall be effective or deemed delivered or furnished (1) if given by fax, when such communication is transmitted and the appropriate answer back is received or receipt is otherwise acknowledged and (2) if given by hand delivery or sent by air courier, when received. Any notices or other communications to be given to a Registered Holder will be given to the address or fax number of such Registered Holder shown on the books of the Company any notices or other communications to be sent to the Company will be sent or delivered to the Company at:

                    Photoelectron Corporation
                    5 Forbes Road
                    Lexington, Massachusetts 02421
                    Attention: President
                    Fax: 781-861-0129

          10.3 Descriptive Headings; Governing Law. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Company and the Registered Holder have caused this Warrant to be executed by their duly authorized officers.


     PHOTOELECTRON CORPORATION


     By:
        ------------------------
     Euan S. Thomson
     President



                              Accepted and agreed to by the
 Registered
                              Holder

                              PYC CORPORATION


                              By:
                                 ------------------------------

                                                                       EXHIBIT I
                                                                       ---------

                               NOTICE OF EXERCISE
                               ------------------

(To be Executed by
the Registered Holder
in Order to Exercise the Warrant)

          The undersigned hereby irrevocably elects to exercise the right to purchase ______________________________ (_________) shares of the common stock of Photoelectron Corporation according to the conditions thereof and herewith makes payment of the Exercise Price of such shares in full. Such payment is hereby made in the amount of $________ by wire transfer or by certified or bank check.


                         Printed Name
                         of Registered Holder:

                         --------------------------------------

                         Signature:
                                   ----------------------------

                         Title (if signing
                         on behalf of a
                         Registered Holder):


                         --------------------------------------

                         Address:
                                   ----------------------------

                         --------------------------------------

                         --------------------------------------


                         Dated:
                                   ----------------------------

                                                                      EXHIBIT II
                                                                      ----------

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Names of Assignees         Address              No. of Shares



Date:__________________________
                                           Signature____________________________



                                            Witness_____________________________